Intangible and Other Assets (Tables)	12 Months Ended
Dec. 31, 2017
Intangible and other assets
Schedule of Intangible and other assets by major class
In millions	December 31,	2017	2016
Investments (1)		$73	$68
Intangible assets		62	67
Deferred costs		61	73
Long-term receivables		26	33
Other long-term assets		34	47
Total intangible and other assets		$256	$288

(1)	As at December 31, 2017, the Company had $58 million (2016 - $54 million) of investments accounted for under the equity method and $15 million (2016 - $14 million) of investments accounted for under the cost method. See Note 17 - Financial instruments for the fair value of investments.